GLOBAL BIT VENTURES

We Power Blockchains

www.globalbitventures.com

Forward Looking Statements

GLOBAL BIT VENTURES

Certain information contained herein and certain oral statements made are forward-looking and relate to Global Bit Ventures Inc.'s ("GBV") business strategy, product development, timing of product development, events and courses of action. Statements which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, outlook, expectations or intentions regarding the future including words or phrases such as "anticipate," "objective," "may," "will," "might," "should," "could," "can," "intend," "expect," "believe," "estimate," "predict," "potential," "plan," "is designed to" or similar expressions suggest future outcomes or the negative thereof or similar variations. Forward-looking statements may include, among other things, statements about: our expectations regarding our expenses, sales and operations; our future customer concentration; our anticipated cash needs and our estimates regarding our capital requirements and our need for additional financing; our ability to anticipate the future needs of our customers; our plans for future products and enhancements of existing products; our future growth strategy and growth rate; our future intellectual property; and our anticipated trends and challenges in the markets in which we operate.

Such statements and information are based on numerous assumptions regarding present and future business strategies and the environment in which GBV will operate in the future, including the demand for our products, anticipated costs and ability to achieve goals and the price of bitcoin. Although we believe that the assumptions underlying these statements are reasonable, they may prove to be incorrect. Given these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements.

Forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause the actual results to be materially different from those expressed or implied by such forward-looking statements, including but not limited to, business, economic and capital market conditions; the ability to manage our operating expenses, which may adversely affect our financial condition; our ability to remain competitive as other better financed competitors develop and release competitive products; regulatory uncertainties; market conditions and the demand and pricing for our products; the demand and pricing of digital assets (e.g. Ethereum, Bitcoin, etc.); security threats, including a loss/theft of GBV's digital assets; our relationships with our customers, distributors and business partners; our ability to successfully define, design and release new products in a timely manner that meet our customers' needs; our ability to attract, retain and motivate qualified personnel; competition in our industry; our ability to maintain technological leadership; the impact of technology changes on our products and industry; our failure to develop new and innovative products; our ability to successfully maintain and enforce our intellectual property rights and defend third-party claims of infringement of their intellectual property rights; the impact of intellectual property litigation that could materially and adversely affect our business; our ability to manage working capital; and our dependence on key personnel. GBV is an early stage company with a short operating history; and it may not actually achieve its plans, projections, or expectations.

Important factors that could cause actual results to differ materially from GBV's expectations include, consumer sentiment towards GBV's products and blockchain technology generally, litigation, global economic climate, equipment failures, increase in operating costs, decrease in the price of digital assets, security threats including a loss/theft of GBV's digital assets, government regulations, loss of key employees and consultants, additional funding requirements, changes in laws, technology failures, competition, and failure of counter-parties to perform their contractual obligations.

Except as required by law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future event or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events. Neither we nor any of our representatives make any representation or warranty, express or implied, as to the accuracy, sufficiency or completeness of the information in this presentation. Neither we nor any of our representatives shall have any liability whatsoever, under contract, tort, trust or otherwise, to you or any person resulting from the use of the information in this presentation by you or any of your representatives or for omissions from the information in this presentation.

Introduction

GLOBAL BIT VENTURES

Targeting Leadership in Ecosystem

Power and Secure the Blockchain by Operating Custom Hardware and Software

Blockchain Focused

Transparent

Industry Overview

GLOBAL BIT VENTURES

Blockchains Ushering in a New Era of Technology

- The computer and internet age ushered in the **digitization and proliferation of information** on a global scale.
- Blockchains are ushering in an age of **asset digitization and transfer** without the need for trusted intermediaries (banks, exchanges, governments, etc.)



Facebook changed the way people communicate with each other, blockchains change the way people transact with each other.
Growth
Mainframe Computers
Personal Computers
Internet
Social Media and Cloud
BLOCKCHAINS
Digitization of Information
Digitization of Assets
1070s
1980s
1990s
2000s
2010s
Time

Blockchains Explained

Blockchains are decentralized digital ledgers that record and enable secure peer-to-peer transactions without third party intermediaries.

CURRENT TECHNOLOGY

(Centralized Systems)

Trust / Consensus entrusted to third party intermediaries


Susceptible to manipulation and corruption
•
Legacy systems consistently hacked

BLOCKCHAINS

(Distributed Systems)

Trust / Consensus built into the Blockchain network and secured by cryptography


Governed by Computer Code
•
Secured by Cryptography
•
Never been hacked[1]

1. Refers to Bitcoin and Ethereum blockchains

Blockchain Uses


BLOCKCHAINS
Digitizing and Securing Assets for Global Transferability
Intellectual Property
Title Records
E-commerce
Governance
Healthcare
Wagers
Prediction Markets
The Sharing Economy
Microfinance
Cross Border Payments
Crowd Funding
Identity Management

The Evolution of Money

In transitioning to our current monetary system, control of our assets has been yielded to trusted intermediaries that often fail.


BARTER
Before 600BC
GOLD, SILVER
600BC - present
FIAT
C806 - present
CREDIT CARDS, ELECTRONIC BANKING
C1950 - present
DIGITAL ASSETS
C2009 - present

Requires trusted 3rd party to facilitate trade and ownership	**No**	**No**	**Yes**	**Yes**	**No**
Secure (counterfeiting)	◔	◑	◑	◔	●
Scarce (Predictable Supply)	◔	◑	◔	◔	●
Not Sovereign (Government Issued)	●	●	○	○	●

○ ◔ ◑ ●
Poor ⟷ Excellent

Securing Blockchain/Mining Explained


Helen sends Patrick a digital asset.
TITLE
Security Provided by Blockchain Nodes (Miners)
TITLE
Patrick receives the digital asset from Helen.
The proposed transfer of the digital asset is broadcast to all blockchain network miners across the globe.
Miners validate that the digital asset hasn't previously been spent or disposed of by Helen. If Helen owns the digital asset, the transaction is validated.
The verified transaction is permanently written and stored on the blockchain public ledger.

Growth & Adoption in Digital Asset Ecosystem

2017 Total Digital Assets Market Cap[1]


$120bn
$100bn
$80bn
$60bn
$40bn
$20bn
-
January
March
May
July

Global Google Search Trends[1]


100%
80%
60%
40%
20%
0%
Bitcoin
Ethereum
Blockchain
Cryptocurrency
Jun-12
Jun-13
Jun-14
Jun-15
Jun-16
Jun-17

Asset Market Cap Comparison[2]


Google Market Cap
Facebook Market Cap
World Silver Reserves
Finland
Argentina
Top 100 Digital Assets
-
$200bn
$400bn
$600bn
$800bn

2017 YTD Returns[1]


Global Real Estate
3%
Gold
8%
U.S. Equities
9%
Global Equities
15%
Bitcoin
141%
All Digital Assets
445%

Corporate Overview

GLOBAL BIT VENTURES

Overview

Global Bit Ventures Inc. ("GBV") intents to power and secure the blockchain by operating custom hardware and software which verify Blockchain transactions. GBV will be compensated in digital assets by the blockchain network for its efforts.


BLOCKCHAINS
powered by
GLOBAL BIT VENTURES

Current Operations / Competitive Advantages

CURRENT OPERATIONS

Location Secured and Build Out Underway

Mining to Commence Early Q4

Large Expansion Capacity Available

~$5m in Committed Capital

COMPETITIVE ADVANTAGES

Experienced Team and Technical Consultants

Stable Jurisdiction

Low Energy Cost

Relationship With Key Suppliers

Mining Facility Build Out



Initial infrastructure build out phase



Servers installation phase



Testing and Quality Assurance station


GLOBAL BIT VENTURES

Sample of one completed row

2017 / 2018 Roadmap

Expand Operations

Increase Efficiency / Profitability

Become Industry Leader in Blockchain Ecosystem

Board of Directors



Jesse Sutton – *CEO and Director*

Jesse is a co-founder of Majesco Entertainment and has over 25 years experience in the interactive entertainment industry, publishing hundreds of games across all platforms and all genres. Most known for launching Zumba Fitness for consoles selling over 10 million units and driving Majesco to lead the industry in the interactive fitness category. Jesse has been involved in all areas of the video game business. He took over as CEO of Majesco in 2007 and ran the NASDAQ listed company until June 2017 when he acquired the company and took it private. Jesse advises and invests in early stage companies in the tech sector.



Charles Allen - *Director*

Charles is the CEO of BTCS Inc., an early mover in the blockchain and digital asset ecosystems. Charles is on the advisory board of GoCoin an international digital currency payments platform. He has extensive experience in the blockchain industry through investing in startups, mining digital assets, fundraising and acquisitions. Charles started his career as an engineer in the telecom industry and brings a balance of business and financial leadership and technical proficiency to the team. Charles received a B.S. in Mechanical Engineering from Lehigh University and a M.B.A. from the Mason School of Business at the College of William & Mary.

GLOBAL BIT VENTURES

We Power Blockchains

www.globalbitventures.com